SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 6, 2001

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640
Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177	PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000	PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

On December 4, 2001, a Current Report on Form 8-K (Report) was filed by PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (Utility), with the Securities and Exchange Commission (SEC). It has been discovered that Exhibit 99.1 to the report, Financial Projections and Underlying Assumptions related to the proposed Plan of Reorganization (Plan) of the Utility, omitted certain information. A corrected Exhibit 99.1 is attached to this amendment. (As stated in the Report, the projections and underlying assumptions were filed with the Federal Energy Regulatory Commission applications discussed in the Report, all of which are available at http://apps.pge.com/regulation.)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

Exhibit 99.1 - Financial Projections and Underlying Assumptions related to proposed Plan of Reorganization

Exhibit 99.2 - Pacific Gas and Electric Company Income Statement for the month ended October 31, 2001, and Balance Sheet dated October 31, 2001. (This exhibit was correct as filed on December 4, 2001; it is not being re-filed with this amendment.)

Cautionary Statement Regarding Forward Looking Statements

Exhibit 99.1 attached hereto contains forward looking statements about the proposed Plan, projected financial information relating to the disaggregated entities and the various assumptions underlying such projections. These statements, financial projections and underlying assumptions, are necessarily subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward looking statements. Although PG&E Corporation and the Utility are not able to predict all of the factors that may affect whether the Plan will be confirmed, or whether, if confirmed, it will become effective, some of the factors that could affect the outcome materially include: the pace of the Bankruptcy Court proceedings; the extent to which the Plan is amended or modified; legislative and regulatory initiatives regarding deregulation and restructuring of the electric and natural gas industries in the United States, particularly in California; whether the Utility is able to obtain timely regulatory approvals or whether the Utility is able to obtain regulatory approvals at all; risks relating to the issuance of new debt securities by each of the disaggregated entities, including higher interest rates than are assumed in the financial projections which could affect the amount of cash raised to satisfy allowed claims, and the inability to successfully market the debt securities due to, among other reasons, an adverse change in market conditions or in the condition of the disaggregated entities before completion of the offerings; whether the Bankruptcy Court exercises its authority to pre-empt relevant non-bankruptcy law and if so, whether and the extent to which such assertion of jurisdiction is successfully challenged; whether a favorable tax ruling or opinion is obtained regarding the tax-free nature of the internal restructurings and the spin off contemplated by the Plan; and the ability of the Utility to successfully disaggregate its businesses.

In particular, the financial projections, attached as Exhibit 99.1, have been prepared based upon certain assumptions that PG&E Corporation and the Utility believe to be reasonable under the circumstances, taking into account the purpose for which they were prepared. Those assumptions considered to be significant are described in the financial projections, which are also included in Exhibit 99.1. However, the financial projections were not prepared with a view toward compliance with the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding projections or forecasts. In addition, the financial projections have not been examined or compiled by the independent accountants of the Utility or PG&E Corporation. Neither the Utility nor PG&E Corporation makes any representation as to the accuracy of the projections or the ability of the disaggregated entities to achieve the projected results. Many of the assumptions on which the projections are based are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the actual financial results. Therefore, the actual results achieved may vary from the projected results and the variations may be material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By: /s/ LINDA Y.H. CHENG
________________________________________
LINDA Y.H. CHENG Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
By: /s/ LINDA Y. H. CHENG
________________________________________
LINDA Y.H. CHENG Corporate Secretary

Dated: December 6, 2001